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                                                          EXHIBIT 21
                                                          Form 10-K for 1995
                                                          File No. 1-11237

                    SUBSIDIARIES OF AT&T CAPITAL CORPORATION
                            (AS OF DECEMBER 31, 1995)

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

                                                               STATE OR OTHER
                                                                 JURISDICTION
                                                               OF INCORPORATION
NAME OF SUBSIDIARY                                             OR ORGANIZATION
AT&T Automotive Services, Inc.                                      Delaware
AT&T Capital Canada, Inc.(1)                                    Ontario, Canada
     Capita Canadian Trust                                      Ontario, Canada
AT&T Capital FSC, Inc.                                              Barbados
AT&T Capital Limited                                            England & Wales
  AT&T Capital (Automotive Services) Limited                    England & Wales
     Keep Leasing Limited                                       England & Wales
AT&T Commercial Finance Corporation (2)                             Delaware
  ATMOR Properties Inc. (in trust)                                  Delaware
  AT&T Capital Leasing Services, Inc. (3)                        Massachusetts
     The Lease Factor, Inc.                                      Massachusetts
      Eaton Express Corporation                                  Massachusetts
  AT&T Capital Services Corporation                                 Delaware
  AT&T Systems Leasing Corporation                                  Michigan
AT&T Credit Corporation                                             Delaware
  AT&T Credit International, Inc.                                   Delaware
  AT&T Credit Consumer Finance Corporation                          Delaware
  AT&T Credit Corporation of Puerto Rico                            Delaware
  NCR Credit Corp.                                                  Delaware
AT&T Small Business Lending Corporation                             Delaware
Capita Beteiligungs AG                                              Germany
Capita Global Finance Corporation                                   Delaware
     Capita Hungary Trading and Servicing Company                    Hungary
     Limited (also known as Capita Hungary Ltd.)
Capita International L.L.C.                                         Delaware
   Arrendadora Capita Corporation, S.A. de C.V.                      Mexico
   Capita Servicios, S.A. de C.V.                                    Mexico
   The Capita Corporation de Mexico, S.A. de C.V. (4)                Mexico
Capita Resources, Inc.                                              Delaware
Capital Syndication Corporation                                     Delaware
The Capita Corporation Australia Limited (5)                       Australia
   Hunter Leasing Limited                                          Australia
        Lonsfield Pty. Ltd (6)                                     Australia
The Capita Corporation Holding B.V.                               Netherlands
   Capita Holding France, S.A.                                       France
       The Capita Corporation Finance France, S.N.C.                 France
       The Capita Corporation Location France, S.N.C.                France
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
   Capita Holdings U.K. Limited                                 England & Wales
       AT&T Capital (Vendor Services) Limited                   England & Wales
   Capita Holding Germany GmbH                                      Germany
       Capita AG & Co.                                              Germany
   Capita Corporation Italy, S.p.A.                                  Italy
   The Capita Corporation AG                                      Switzerland
   The Capita Corporation NV/SA                                     Belgium
The Capita Corporation de Argentina S. A.                          Argentina
The Capita Corporation Hong Kong Limited (7)                       Hong Kong
The Capita Corporation New Zealand Limited                        New Zealand
The Equipment Insurance Company                                     Vermont
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(*)     All subsidiaries do business under their corporate names, and the other names indicated in the footnotes below.

(1)     Hyster Credit Company
(2)     Hyster Credit Company and JCB Finance Company
(3)     Eaton Financial Company
(4)     AT&T Capital de Mexico and The Capita Corporation
(5)     AT&T Capital Corporation and The Capita Corporation
(6)     The Capita Corporation Australia Limited
(7)     AT&T Capital Corporation


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